SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported)     December 4, 2002
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                                 FANTATECH, INC.
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               (Exact name of Registrant as Specified in Charter)


          Delaware                      0-24374                 62-1690722
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(State of Other Jurisdiction          (Commission              (IRS Employer
      of Incorporation)               File Number)           Identification No.)

                 418-A Cloverleaf Drive, Baldwin Park, CA 91706
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                    (Address of Principal Executive Offices)


Registrant's telephone number, including area code            (626) 820 1090

                Flat K, 12/F., International Industrial Centre,
                 2-8 Kwei Tei St. Fo Tan Shatin, N.T. Hong Kong
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          (Former Name or Former Address, if Changed Since Last Report)

Item 5.   Other Events.

The Registrant has moved its principal executive offices from Flat K, 12/F., International Industrial Centre, 2-8 Kwei Tei St. Fo Tan Shatin, N.T. Hong Kong to 418-A Cloverleaf Drive, Baldwin Park, CA 91706, USA. The Registrant's new numbers are Tel: (626) 820 1090; Fax.: (626) 820 1092/628 3016.































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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               FANTATECH, INC.

Date:    November 12, 2003                     By /s/ Guangwei Liang
                                                  ------------------------------
                                                  Name: Guangwei Liang
                                                  Title: Chief Executive Officer